SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549-1004

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

                                 August 14, 2002
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              (Date of Report (Date of Earliest Event Reported))

                              LA-Z-BOY INCORPORATED
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            (Exact name of registrant as specified in its charter)

            MICHIGAN                                  38-0751137
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    (State or other jurisdiction of                (I.R.S. Employer
     incorporation or organization)                Identification No.)

 1284 North Telegraph Road, Monroe, Michigan               48162-3390
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  (Address of principal executive offices)                 (Zip Code)

 REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (734) 241-4414
                                                    --------------

                                      None
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     Former name, former address and former fiscal year, if changed since last report.

Item 5:  Other Events

News Release

Contact:  Mark Stegeman         734-241-4418         mark.stegeman@la-z-boy.com


                LA-Z-BOY DIRECTORS DECLARE QUARTERLY DIVIDEND,
                ---------------------------------------------
                 AUTHORIZE SIX MILLION SHARE STOCK REPURCHASE
                 --------------------------------------------


   MONROE,  MI. Aug. 14, 2002 - Directors of La-Z-Boy Incorporated (NYSE,
   PCX: LZB) today declared a quarterly cash dividend on the company's common stock of $0.10 per share, the same rate paid in the prior quarter. The current dividend is payable September 10, 2002 to shareholders of record August 26, 2002.

   The directors also authorized the repurchase of up to an additional 6 million shares of the corporation's common stock at such times and prices deemed opportune by corporate management. The previous 4 million share stock repurchase authorization, approved by the directors in February 2002, still has 1,860,000 shares remaining.

   With annual sales in excess of $2 billion, La-Z-Boy Incorporated is one of the world's leading residential furniture producers. The corporation's various operating units produce furniture for every room of the home and office, and the company is also a leading manufacturer of hospitality and assisted-living contract furniture and specialized health care seating. The La-Z-Boy Incorporated Upholstery Group family of companies includes Bauhaus, Centurion, Clayton Marcus, England, HickoryMark, La-Z-Boy, La-Z-Boy Contract Furniture Group and Sam Moore, while the Casegoods Group companies are Alexvale, American Drew, American of Martinsville, Hammary, Kincaid, Lea and Pennsylvania House.

   Additional information about the company is available at www.la-z-boy.com, and an e-mail service which provides notification of new news releases, SEC filings and investor conference calls is available at http://my.lazboy.com/mygallery/investor_relations.htm

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             LA-Z-BOY INCORPORATED
                                             ---------------------
                                                   (Registrant)


Date   August 14, 2002                       /s/ Louis M. Riccio, Jr.
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                                             Louis M. Riccio, Jr.
                                             On behalf of the registrant and as
                                             Chief Accounting Officer